_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 13, 2004

          Merrill Lynch Mortgage Investors, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106175	13-3416059
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, 10th Floor New York, New York (Address of Principal Executive Offices)	10080 (Zip Code)

Registrant’s telephone number, including area code:  (212) 449-1000

                                                         None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.1

In connection with the offering of the Fieldstone Mortgage Investment Trust, Series 2004-1, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters of the Securities (the “Representative”) has prepared certain materials (the “Collateral Term Sheets”), for distribution to potential investors.  Although Merrill Lynch Mortgage Investors, Inc. provided the Representative with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets filed hereby.

For purposes of this Form 8-K, “Collateral Term Sheets” shall mean certain descriptive information about the mortgage loans underlying the offering of Fieldstone Mortgage Investment Trust, Series 2004-1’s offering of Mortgage Backed Securities, including data regarding the contractual and related characteristics of the underlying mortgage loans, such as the weighted average coupon, weighted average maturity and other factual information regarding the types of assets comprising the mortgage pool.  The Collateral Term Sheets are attached hereto as Exhibit 99.1 and Exhibit 99.2.

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Collateral Term Sheet. (P)

99.2

Collateral Term Sheet. (P)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH MORTGAGE INVESTORS, INC.

By:  /s/ Ted Bouloukos

      Name: Ted Bouloukos

      Title:   Vice President

Dated:  January 14, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Collateral Term Sheet

    P

99.2

Collateral Term Sheet

    P

Exhibit 99.1     Collateral Term Sheet (P)

[To be filed on Form SE]

Exhibit 99.2     Collateral Term Sheet (P)

[To be filed on Form SE]